EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2020
Earnings per share
EARNINGS PER SHARE
NOTE 27 –EARNINGS PER SHARE

Following are data relating to the profit and the weighted average number of shares that were taken into account in computing the basic and diluted EPS:

	Year ended December 31,
	2018	2019	2020
Profit used for the computation of
basic and diluted EPS attributable to the owners of the Company (NIS in millions)	57	19	17

Weighted average number of shares used
in computation of basic EPS (in thousands)	165,979	162,831	182,331

Add - net additional shares from assumed
exercise of employee stock options and restricted
shared (in thousands)	983	777	857

Weighted average number of shares used in
computation of diluted EPS (in thousands)	166,962	163,608	183,188

Number of options and restricted shares not taken into
account in computation of diluted earnings per share,
because of their anti-dilutive effect (in thousands)	9,609	8,952	6,466